Exhibit 99.1

Filed under Rule 425

under the Securities Act of 1933, as amended

and deemed filed under Rule 14a-12

of the Securities Exchange Act of 1934, as amended

Filing by: Northern Star Investment Corp. II

Subject Company: Northern Star Investment Corp. II

File No. 333-255120

The following is a transcript of a voiceover advertisement for Apex’s products and services which will be included in Vox Media’s Pivot podcast.

WMToday: Trish Rothschild

Wed, 3/24 4:18PM 30:39

Craig 00:01

I’m happy to introduce our guest for this episode of the wealth tech today podcast is Tricia Rothschild, president of APEX Clearing Tricia, welcome.

Tricia 00:13

Thanks. So glad to be here.

Craig 00:16

It is a pleasure that you could make it onto the WealthTechToday podcast as a guest. Big fan of yours, and love what you guys are doing and love what’s going on over at Apex and happy to have you here to talk about some things that are in the news and some things you guys are doing.

Tricia 00:33

I was happy that you invited me, and actually one thing I want to say right up front, is I listen to your podcasts, and in addition to your questions and the guests I actually really love your opening music. I find it to be kind of jazzy.

Craig 00:48

Thank you. I can’t take credit for that I found that on one of those websites, but I picked it. So, I’ll take credit for picking it. There you go. Cool. let’s start off with I am sure everyone who’s listening knows Apex Clearing but in case anybody doesn’t, can you give us a 30- second elevator pitch for Apex.

Tricia 01:10

Yeah, sure. So Apex is basically the, we think of ourselves as the FinTech for fintechs, meaning we are a neutral digital infrastructure that powers businesses, financial services businesses, that are trying to solve unique problems in the financial services world. It’s all B2B, we custody assets for these clients of ours, we clear trades for the clients of ours, we provide other services that support the enablement of their business models. So our clients figure out who they want to serve in the investing world, and what types of products and services they want to offer and Apex does the how, behind the scenes.

Craig 02:04

That’s good. We are the how. Where the how company. We figure out how it’s going to work and how it’s going to happen. And you know, you guys have always been the firm that FinTech firms go to when they need custody clearing services. How did that happen? I mean a lot of it is, in my opinion, is because of your strong APIs and that you expose more of your underlying tech in ways that these firms can use, would you say that’s a true statement?

Tricia 02:34

Yeah, I think that there’s a couple differentiators but but one of the ones that certainly was part of the rapid growth for the past five years has been, we think of ourselves as a technology company first and foremost, and which would you would think might be obvious for somebody that’s providing digital infrastructure and back end pipes and plumbing, but unfortunately, I have observed in the industry that it is actually an area where there has been precious little innovation, and perhaps not as much investment in in really bringing forward the best that investors should expect in terms of speed and efficiency and accuracy.

Tricia 03:16

So having the API first approach to building the technology and making that our number one focus in an industry where there’s a lot of money and probably kind of crowded spaces on the front end, what the investor can see, we’re probably one of the few firms that first and foremost gets up in the morning and thinks about what you can’t see. And so one of the reasons I came to Apex frankly was because I felt like this part of the ecosystem is so critical and yet so much room for improvement.

Craig 03:53

We used to say that the custody is just plumbing, no one really cares about it until it doesn’t work. But you guys really kind of flipped that script and made it something that is easier to use and easier to integrate and able to use in different ways.

Tricia 04:11 I

mean it shouldn’t be something that you’re thinking about all the time it should kind of be like air, it should work, it should meet the expectations of the investor or the firm that is serving that investor and that’s where things like fractional share trading or instant account opening or instant cash transfer, like how can we as an industry participant make that better?

Craig 04:41

You gave me a lead in a little while ago, why you came to Apex I wanted to ask you that question so you spent 26 years at Morningstar, you rose to the level of Chief Product Officer for all of Morningstar. Why leave and why choose Apex?

Tricia 04:58

So those are two separate decisions. I did grow up at Morningstar, I love my Morningstar friends and had so many amazing opportunities there. And even now at Apex which is a smaller company, and at a certain inflection point for growth when we talk about career opportunities for people within Apex, I say, it’s fun to be part of a growing firm, lots of opportunities come to when you’re an ambitious hardworking person at a growing firm. So Morningstar was a great place for me to do all sorts of interesting things over the years. After 26 years which was exactly half of my life, I decided it was time to just think differently, it was a good time in my personal life to take a little bit of risk and think about the industry from a different perspective. So I left to just regroup and think about the, the next 26 years of my career in a different way. And think about kind of what problems I wanted to solve next, and that’s when I started to think more about what happens after the trade is made, which was not something I had spent much time thinking about from my Morningstar perspective which was all very much focused on, better portfolio construction, better tools that can be put into the hands of the investor or the wealth advisor, and then like I said thinking more about well who’s doing the back end stuff and where is the investment there and what is the opportunity. And I will just say one other thing that attracted me to Apex in addition to the technologies is frankly the business model, because it’s a it’s a B2B play and we’re neutral in terms of serving all sorts of innovators and and traditional firms who are looking to do things differently. There aren’t a lot of firms like us who do this at scale in the United States that are really a B2B play. So the business model, I think it solves a unique need like it’s kind of like we’re the Android in an industry where there’s kind of more vertically integrated firms with investment management technology, custody and clearing, and investors services all bundled together in one business model which is a fine business model but I think the market needs something that’s a little neutral that encourages competition.

Craig 07:47

The industry needs more competition I’ve said that more than once. I do a presentation that I give to firms and one of the slides is showing the Google graveyard and the Google graveyard is a website that just shows products that Google has shut down. I think the last time I checked there was 160 of them. That’s just one company, right, so we just don’t have enough innovation, and in order in order to have innovation you have to have failure, right? There needs to be companies that are failing, trying new things and failing, which we do have some, but there aren’t that many that do that, there just aren’t enough new ideas coming into the industry so I get what you’re saying.

Tricia 08:32

Well, it depends on your capacity to take risk and how you think about risk and in my early days at Morningstar one of the things I learned really quickly is the woman I worked for who hired me, I worked for her in a couple of different capacities because the businesses she led were shut down or failed or weren’t the best ones and so she moved on to the next one. It never held her back, it didn’t hold me back. We just went out and kept trying and we were, I guess you could say smart enough to know that if the idea wasn’t gonna work we shouldn’t just throw good money at the bad and we would move on to the next thing. So there are lessons about about risk. And I mean it’s true for investing too, right, when you cut your losses. What’s your risk appetite, what’s your actual risk capacity.

Craig 09:20

Risk capacity versus risk tolerance. So back to the APIs and I pulled out a quote I wanted to throw out there it’s from Chris Fesler who used to be the CTO of Apex and now works with a parent company, I guess he moved up he’s Managing Director of Technology, really smart guy, and he was speaking at the T3 conference, and he said “the development team at Apex writes APIs that are intuitive and high complexity and automate intermediate steps. They don’t act like an anchor around programmers’ necks.”

Craig 09:55

And that kind of really sums up what you want. I have a computer science degree so I look at it a little bit differently that the APIs, just having them isn’t enough, a lot of firms say well we got these API’s, but they’re hard to use, not well documented. It’s such a pain in the butt to use them, it’s almost a waste of time. So, what I’ve seen from talking to other companies that your API library and what you what you put out there is easy to use and easy to build on.

Tricia 10:25

As we talked about I’ve been at the firm for just about a year now, so I can’t necessarily take credit for this, but I’m proud of it nonetheless, which is over the past year, we launched a new developer portal with even enhanced documentation and the feedback that we’ve gotten from folks that have gone in there and taken advantage of that and the speed to integrate can just really be improved so much when you have developers writing for other developers and people like me to produce strategy, long term planning and client focused work, get out of the way and let those folks, you know, set up the sandbox and the developer site that they need to get their jobs done. So it is true, that’s a really important part of what we do is not it is facilitating the better investor experience and also doing it in a way that’s fast and easy to access, while you’re onboarding.

Craig 11:26

Indeed. And now let’s move on to our next topic which is the SPAC. The big news that came out about Apex, congratulations. About the SPAC. So, Northern Star Investment Corp is in the process of taking Apex Clearing public through a SPAC merger, a reverse merger that Apex will trade under the ticker symbol APX. So you talk a little bit about that and you know why you guys decided to do that and what are you doing with all the money?

Tricia 12:02

So the demand, as you probably have noticed, for growth in terms of in retail investor access to the markets and Apex’s ability to invest alongside our clients, it’s just been like explosive. And the reason to go public via a SPAC specifically is to provide some extra liquidity to us to allow us to invest in talent, retain talent and continue invest in organically, but also a little bit inorganically too, as we look at what like strategic opportunities we see. And really it was the pace of the market change and where we see growth led us to think about a SPAC as the route because we’ve been able to move it along very quickly and we found really great partners in the Northern Star team. Joanna Coles, who along with Jon Ledecky are the sponsors of the SPAC, she will be joining Apex’s board and she has experience in consumer brands and just thinks differently about how people can connect to their money. She’s seen digital disruption go through media, from her work in the media industry, she’s on the board of SNAP so she’s seen digital disruption in other industries, and is kind of bringing some of those same views to help us think about it even more aggressively in the context of financial services. And we can talk a little bit more too Craig about what that really means specifically for where we see opportunities. But in any case, so that’s the that’s the reason for the SPAC, there’s no other major changes to our strategy in any way. The firm will be privately held, nobody’s cashing out, majority privately held is what I mean to say. So we’re floating about 15% of the shares and Jenny will be the chairwoman of the board, and Matt will be on the board as well so, it’s not such a dramatic strategic change in any way as much as it is a way to make sure that we can grow at the pace that we want and just think about where we want to place our bets.

Tricia 14:38

So what we’re going to do with the money, in addition to the talent part of the puzzle is think about where these strategic opportunities are that we can use to propel us forward. So instead of building everything, we build a lot, and it’s important for us to control that, but there’s certain things that we might choose to pick up to kind of round out certain parts of our workflow or our capability set or reduce dependencies in certain places where we think we can be a little more streamlined.

Craig 15:11

There’s always opportunity for more streamlining in any company. But one area where I’ve seen you guys grow and are looking to build out more as in the RIA space. One of which is hiring you, of course, and you’ve made some other strategic hires in that area. So, imagine some of the SPAC money will go to help that. So what’s your vision in the RIA space? Apex has really been more focused on the FinTech space or more well known, I think maybe you’re sort of like a dark horse in the RIA custody market.

Tricia 15:46

Dark horse, bright lights, I don’t know, you can choose the image. I see a couple of things that we can do differently, and ideally better, one of which is actually not so specifically to the RIA space, it’s just more related to, you might call it the customer journey in general. I really think there is a place for closer intersection between self directed and advised workflows from the front end. And so so put aside whatever regulatory complexity or work you have to do on the back end, or in the service layers, but honestly if I’m an end investor, which I am, and I may need or choose to work with an advisor for a couple of years of my life because I’ve got some complex situation going on or I’m going through a divorce and I need guidance, which I’m not, but in my hypothetical example, you know, there’s a need to have guidance or advice. And then there might be another time in your life where it’s quite calm, it’s quite simple and you actually would prefer to do your journey in a self directed way. And then maybe there’s a relative of yours that you want to kind of bring into your to your mix and maybe there’s an advisor relationship that kind of comes into your household through somebody else, or an adult child that has some specific needs or something.

Tricia 17:14

So how the front end journey works is it’s kind of siloed today in terms of trading versus investing. So I think that there’s a way for Apex to facilitate on the back end, the convergence that we see happening on the front end. And by the way that happens with investing and savings, and, probably insurance and other things too. And the advisors are looking at ways to be more relevant to their customers across all of those lines in order to add value when they can and keep their eye on the client or keep the client happy even when they’re not necessary to do something day to day. Plus it’s more efficient for the advisor to have more digital workflows as part of the client journey. And that’s what we facilitate on the back end.

Tricia 18:11

So that’s number one. Number two is even if you put that thesis aside, if you don’t buy that or you don’t think that’s where the industry is going and you really believe that it’s, you know, a fairly traditional advisory model and that is what people will want people with means people with any kind of complexity whatsoever, and that that’s the best path, then in that in that case there is also I think a need for the neutral backbone to those advisors practices. It’s not our job to take the victory lap with our brand, that’s up to the advisor to figure out how they want to serve their customers and they’re the ones that can do that.

Tricia 18:53

So we have some work to do in terms of building out more custodial workflows or integrating with firms that have that. We have no desire to over build. We do not intend to ourselves get into the kind of the front end game, we like providing options for folks but we do know that with an API first view, not everybody that we talked to is a technologist, and I know last week you had Jason Wenk on I mean it was a couple weeks ago, Altruist sits on top of our platform, and I love what what they’re doing, I love Jason’s vision and how he’s looking to simplify the complexity for the advisor, and we’re looking to simplify the complexity for firms like Jason’s.

Craig 19:39

I thought that was a big win for you guys, because of how well Jason’s done his vision. In the industry people respect him from his series of successful startups, and how well Altruist has done just in the in the two years they’ve been in business. So for them to pick you as their partner, and it’s a serious job to support their business and it required millions of dollars of investment on his part to integrate with you, so not lightly chosen. I think it speaks highly of what you guys have done and where you’ve gone so far in terms of the RIA space to power more or RIA platforms, because that’s what Jason’s building is really an RIA technology platform.

Tricia 20:28

Well and like I said at the outset, there’s just so much complexity and I think Jason said this in the conversation he had with you too, there’s so many choices the advisors have to make and I gave a talk a couple years ago called The Paradox of Choice, and I mean I still remember it because I believed it so firmly, it’s just too much. And at a certain point, I mean yeah it’s great to have the best of this and the best of that and the best of the other, but there’s friction in those choices too and it also gets expensive. There’s a lot of mouths to feed. So there really is just, I think a need to step back and simplify. Make things a little more seamless and streamlined and we’re really pleased to support a firm like Altruist or others who are looking to make either their end advisors’ or their end customers’ lives easier.

Craig 21:28

Before I do the next question I wanted to congratulate you for Apex being named the best wealth management company for the fourth consecutive year, in the annual FinTech Breakthrough Awards.

Tricia 21:41 Thank you Craig.

Craig 21:43

You’re welcome. You’re welcome. I thought that was an interesting little factoid to throw out there. So next I want to talk about one of the areas you mentioned for, opportunities. How is Apex helping other companies grab opportunities in the market, or facilitate them, delivering new services and products in the market by providing the plumbing and the underlying. So one of the products you have is called Extend, which I really like, again, a little bit below the radar. I’m sure you’re in the process of building and expanding it, but the way you pitched it to me when we got the demo was that it’s a broker dealer in a box. Can you talk more about Extend and the opportunities you see for firms coming into the industry?

Tricia 22:32

Yep. So this ties back to what we were talking about about the fact that there’s so much demand for self directed investor applications which is obviously fueled by zero commissions, and the ability for people to kind of access the markets more readily through mobile devices and so forth and so on. As we think about and as firms come to us and say, either we have an existing footprint with a lot of customers from a retail brand perspective and we want to add some sort of investing application into the mix, but we don’t really have a brokerage background or we don’t have a technology background or both, can you help us Apex? Because we want what you have to offer, but we can’t, we’re not going to build this ourselves. That’s where we really started to see the need for the brokerage in a box solution to kind of meet these clients a little bit closer to where they were at, and still let them kind of control the journey to some extent in terms of who they want to serve and what they want to deliver to them, but not put the whole burden of the build on them. And the regulatory piece, there’s a lot of education that we do with firms who don’t come from this space so if you think about what the Goldman Sachs guys that have been hired over at Walmart and you know it’s not super clear yet exactly how Walmart will transform or invest down this path but it’s clear that they are and it makes sense to us at Apex that there should be a digital infrastructure and some sort of a guide for firms that are looking to do something differently than perhaps it’s not part of their traditional DNA. So that’s the need that we saw and that’s why we brought that product to market.

Craig 24:40

There’s definitely a need and I think Walmart is going to be the first one, jumping in with two feet, other firms are going to see this and say hey we need to get in there too. Target might want to come in and other competitors that see opportunities of leveraging their retail environments, leverage their traffic on the websites to offer more options and become a one stop shop for consumers, and a product like Extend could become the go to platform that firms use, at least firms that aren’t big enough to build it themselves.

Tricia 25:20

Right, big enough, and like I said, and or don’t necessarily think it’s the best use of their money or time to solve that part of the puzzle themselves, just getting them a little bit closer to the goal so they can focus on some of the end investor experiences directly. I mean the other place where I see this happening is firms that are perhaps in the financial services space but not in the investing space, and so they don’t really necessarily have that kind of brokerage background, they might have payments background or a large footprint. But as firms start to see the value of a large customer base that they’ve amassed and then they start to see the intersection of these interests between payments and saving and lending, you can you can kind of see where a brokerage piece of the puzzle would come in handy.

Tricia 26:10

And frankly, in some cases, Craig, I just think it’s the right thing to do to make access to the markets easier for people. So there’s 45% of the US population that doesn’t really invest at all like they don’t consider themselves to be investors and they’re not participating in the markets and there’s no reason that has to be the case anymore. You can you can you can access the markets, without necessarily having to have a lot of money to put aside every month and yeah for sure you can also make a lot of mistakes doing that but like we talked about at the beginning, I would rather learn through mistakes than not participate at all. And so, I see more and more firms coming to us and saying, We have a mission, we have a mission to democratize investing or a mission to reach a certain population. We at Apex really take great pride in helping underserved parts of the market and innovators that want to also tap into underserved parts of the market have access. We work with a firm called Carver Edison that is reinventing how employee stock plans are serviced through the employer, and they can do this cashless transaction and so we facilitate behind the scenes the cashless transaction, and it’s really meaningful for hourly workers that otherwise wouldn’t have ever thought of themselves as participating in the market to have access through their employer stock purchase plan. So if it’s kind of gratifying to see how we could reach more people, not just take more of the wallet share from the people that are already in the market but reach more people who aren’t in the market at all.

Craig 27:57

That’s a worthy goal. One thing you mentioned was making mistakes, and the question I like to ask guests, leadup is you learn more from your mistakes than your successes. And I always like to ask, what’s your favorite mistake you made that you learn the most from?

Tricia 28:23

Probably the one I think the most about was eight years ago or so when I was in a strategy role at Morningstar, and I had this great vision for what we should do as a firm. And I had support from at least one or two other executives at the firm, and somehow I don’t know I guess I was overconfident or I was moving too fast, but I was pretty sure that everybody supported this vision, and that it was just going to be made so. And I learned after several months that what I said and what people did didn’t necessarily match. And I was just so devastated and disappointed that like I was saying all these things but the activity wasn’t following along behind it and I learned from that, that you’ve got to go back and regroup and there’s leading but there’s also following and followership. And so, having people follow you, is really actually more important than leading. And I think about that a lot.

Craig 29:48

Thank you for sharing that. I appreciate that. Not everyone has an answer, and not everyone wants to admit they made a mistake, so I appreciate you giving us that.

Tricia 29:58

Oh, I don’t like to admit it.

Craig 30:03 But you did anyway. We are now out of time, and I have so many more questions to ask you, so I just want to have you back. And thank you again for being on the program and taking the time out, I know you guys are so busy with all the work you’re doing, running the company and the SPAC and all the things happening so I know every minute you have is valuable and thanks for taking this time out to talk to me.

Tricia 30:27

My pleasure, Craig, thank you for having me.

Craig 30:31

I will talk to you soon take care. Okay.

* * * * * * *

Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star has filed a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge on Northern Star’s website at www.northernstaric2.com or by directing a written request to Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus, and the other relevant materials when they become available, before making any voting decision with respect to the proposed business combination because they contain and will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination also is set forth in the registration statement for the proposed business combination that Northern Star has filed with the SEC, which includes a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions.